               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):
                        January 5, 1996


               HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


MARYLAND                 1-13136             16-1455126
(State or other jurisdiction       (Commission file number)
(I.R.S. Employer
of incorporation or organization
Identification Number)


                       850 CLINTON SQUARE
                   ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                         Not applicable
 (Former name or former address, if changed since last report)


                                        Consecutive No. Page  1 of 7
                                        Exhibit Index at Page 7

               HOME PROPERTIES OF NEW YORK, INC.

                         CURRENT REPORT
                          ON FORM 8-K

Item 2.  Acquisition of Assets.

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership, or entities owned by the Operating Partnership purchased, in unrelated transactions, one multifamily residential property and in one additional unrelated transaction purchased four additional residential properties. Collectively, these acquisitions are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the reporting of transactions under the Current Report on Form 8-K.

Home Properties of New York, Inc. (the "Company") is the sole general partner and holder of more than eighty percent of the limited partnership interests in the Operating Partnership.

Hudson  Valley  Acquisitions.  On July 16,  1996,  the  Operating
Partnership   acquired  four  multifamily  apartment  communities
containing 584 units from several sellers affiliated with each other for a total purchase price of $17,375,000.

      Sunset Garden Apartments is a 217 unit apartment community located in Kingston, Ulster County, New York. Sunset Garden was 84% occupied at the time of its acquisition and was purchased from Kingston Associates, a New York general partnership. The portion of the aggregate purchase allocated to Sunset Garden was $5,300,000, which was financed through assumption of an existing mortgage from Marine Midland Bank in the amount of $4,387,000 and the remainder by a borrowing under the Operating Partnership unsecured line of credit from Manufacturers and Traders Trust Company (the "Line of Credit"). The Marine Midland mortgage bears interest at 190 basis points over 30-day LIBOR and matures on July 16, 1997. The Line of Credit currently bears interest at 175 basis points over 30-day LIBOR.

      Lakeshore Villas is a 152 unit apartment community located in Port Ewen, Ulster County, New York. Lakeshore Villas was 90% occupied at the time of its acquisition and was purchased from Scenic Gardens Associates, a New York general partnership. The portion of the aggregate purchase price allocated to Lakeshore Villas was $4,375,000, which was financed through assumption of an existing mortgage from Key Bank of New York in the amount of $2.9 million and the remainder by a borrowing under the Line of Credit. The Key Bank mortgage bears interest at 190 basis points over 30-day LIBOR and matures on August 1, 1997.

      Carriage Hill Apartments is a 140 unit apartment community located in Goshen, Orange County, New York. Carriage Hill was 94% occupied at the time of its acquisition and was purchased from Goshen Associates, a New York general partnership. The portion of the aggregate purchase price allocated to Carriage Hill was $4,350,000, which was financed through assumption of an existing mortgage with Key Bank of New York in the amount of $4,152,000 and the remainder by a borrowing under the Line of Credit. The Key Bank mortgage bears interest at 190 basis points over 30-day LIBOR and matures on August 1, 1997.

      Georgetown Estates is a 75 unit apartment community located in Cornwall, Orange County, New York. Georgetown Estates was 95% occupied at the time of its acquisition and was purchased from
Gramatan Associates and Wakefield Associates, both New York general partnerships. The portion of the aggregate purchase price allocated to Georgetown Estates was $3,350,000, which was financed through assumption of an existing mortgage with Key Bank of New York in the amount of $3,327,000 and the remainder by a borrowing under the Line of Credit. The Key Bank mortgage bears interest at 190 basis points over 30-day LIBOR and matures on August 1, 1997.

Valley   Park  South.   On  November  22,  1996,  the   Operating
Partnership acquired Valley Park South, a 384 unit apartment community located in Bethlehem, Pennsylvania. Valley Park South was constructed between 1971 and 1973 and was 94% occupied at the time of acquisition. The community was purchased from Samuel Zell, not personally, but solely as Trustee under Trust Agreement #6150-B dated July 3, 1978. The purchase price was $18,500,000, which was financed by the assumption of an existing mortgage in the amount of $9,650,000 from Federal National Mortgage Association, which bears interest at 8.5% and matures on January 1, 2000. The balance of the purchase price was financed by a borrowing under the Line of Credit.

None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer. All of the properties were previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 5.   Other Events.

The  Operating  Partnership purchased, in unrelated  transaction, two  additional multifamily residential properties that  are  not
deemed   to  be  "significant  acquisitions"  pursuant   to   the
regulations of the Securities and Exchange Commission.

Candlewood Apartments. The Operating Partnership acquired Candlewood Apartments, a 126 unit garden style apartment community located in the Syracuse, New York suburb of Baldwinsville, New York on January 5, 1996. The Operating Partnership took over control of the management and operations of the Candlewood Apartments as of December 1, 1995, in anticipation of the acquisition.

The Candlewood Apartments were built in 1968 and were 90% occupied at the time of their acquisition from The Joseph A. Cicci Revocable Trust. The purchase price of $2,950,000 was paid in the form of 104,118 limited partnership units (valued at $1,770,000) and cash in the amount of $1,180,000. The cash portion of the purchase price was funded from working capital. The Candlewood Apartments are not encumbered by debt.

Fairways. On March 5, 1996, the Operating Partnership acquired the Fairways, a 200 unit apartment community in the Syracuse, New York suburb of Van Buren. The Fairways is located adjacent to the 248 unit Village Green apartment community, acquired by the Operating Partnership in 1994. The operations of Fairways and Village Green will be consolidated.

The Fairways was built in 1986 and was 90% occupied at the time of its acquisition from Krupp Equity Limited Partnership, a Massachusetts Limited Partnership. The purchase price was $5,200,000. The Fairways was purchased subject to an existing mortgage loan from Federal National Mortgage Association in the amount of $4,634,000. The loan bears interest at 8.23% and matures on October 1, 2019. The balance of the purchase price was paid from working capital.

None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer. The two properties were previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 7.   Financial Statements and Exhibits.

          a.  Financial Statements of the business acquired:

                 Financial statements for the interests and properties acquired and noted in Items 2 and 5 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          b.  Pro Forma Financial Information:

                Pro forma Financial Statements of the Company reflecting the interests and properties acquired and noted in Items 2 and 5 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          c.  Exhibits:



           Exhibit 2.1 - Contract of Sale among Home Properties of New York, L.P. and Goshen Associates,
                    Gramatan Associates, Wakefield
                    Associates, Scenic Gardens
                    Associates and Kingston Associates with
                    First and Second Amendment -
                    Hudson Valley Acquisition


          Exhibit 2.2 - Real Estate Sale Agreement with First and Second Amendment -
                    Valley Park South

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  December 6, 1996



                    By:    /s/ David P. Gardner
                           ----------------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer


                    Date:  December 6, 1996




                    By:    /s/ Norman Leenhouts
                           ---------------------------
                           Norman Leenhouts
                           Chairman of the Board of Directors
                           Co-Chief Executive Officer and Director

                    HOME PROPERTIES OF NEW YORK, INC.

                              EXHIBIT INDEX




                                                 Location

Exhibit 2.1

Contract of Sale among Home Properties of New
York, L.P. and Goshen Associates,
Gramatan Associates, Wakefield Associates,
Scenic Gardens Associates and Kingston Associates
with First and Second Amendment -
Hudson Valley Acquisition                         Pages         to


Exhibit 2.2

Real Estate Sale Agreement with First
and Second Amendment - Valley Park South          Pages         to


Note:     Omitted Schedules and Exhibits to the foregoing will be supplied upon request.